EXHIBIT 1.3

                         NIAGARA MOHAWK POWER CORPORATION
                                       TO
                              THE BANK OF NEW YORK
                                                     Trustee


                          FIRST SUPPLEMENTAL INDENTURE
                            Dated as of May 12, 2000
                                       TO
                                    INDENTURE
                            Dated as of May 12, 2000


                          8-7/8% SENIOR NOTES DUE 2007

                                TABLE OF CONTENTS

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions
Capital Lease Obligation
Credit Facility
First Mortgage Bonds
Guarantee
Hedging Obligations
Indebtedness
Initial Issuance Date
Lien
Make Whole Premium
Treasury Rate
Medium Term Notes
Non-Recourse Debt
Notes
Note
Other Indebtedness
Permitted Refinancing Indebtedness
PSC
Restricted Subsidiary
Securitization Transaction
Senior Indebtedness
Senior Discount Notes
Senior Notes
Series A Senior Notes
Series B Senior Notes
Series C Senior Notes
Series D Senior Notes
Series E Senior Notes
Series F Senior Notes
Series G Senior Notes
Subordinated Indebtedness
Subsidiary
TIPES Transaction
Unrestricted Subsidiary
Weighted Average Life to Maturity

                                   ARTICLE TWO

                                 Security Forms

Section 201. Form of Notes

                                   ARTICLE THREE

                                The Series of Notes

Section 301. Title and Terms

                                   ARTICLE FOUR

                  Modifications and Additions to the Indenture

Section 401. Additional Covenant
Section 402. Modification to Defeasance and Covenant Defeasance; Covenant
             Defeasance
Section 403. Modification of Supplemental Indentures; Supplemental
             Indentures Without Consent of the Holders

                                   ARTICLE FIVE

                                   MISCELLANEOUS

Section 501. Miscellaneous

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the First Supplemental Indenture.

FIRST SUPPLEMENTAL INDENTURE, dated as of May 12, 2000, made by and between NIAGARA MOHAWK POWER CORPORATION, a corporation duly organized and existing under the laws of the State of New York, having its principal place of business (residence) at No. 300 Erie Boulevard West, Syracuse, New York (hereinafter sometimes referred to as the "Company"), and The Bank of New York a New York Banking corporation, having its corporate trust principal executive office at 101 Barclay Street, New York, New York (hereinafter sometimes referred to as the "Trustee").

                             RECITALS OF THE COMPANY

The Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 12, 2000 (the "Indenture"), providing for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided.

Section 201 of the Indenture permits the form of the Securities of any series to be established pursuant to an indenture supplemental to the Indenture.
Section 301 of the Indenture permits the terms of the Securities of any series to be established in an indenture supplemental to the Indenture.

Section 901(7) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture for the purpose of curing any ambiguity, correcting or supplementing any provision in the Indenture which may be inconsistent with any other provision therein, or making any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

The Company, pursuant to the foregoing authority, proposes in and by this Supplemental Indenture to establish the terms and form of the Securities of a new series and to amend and supplement the Indenture in certain respects with respect to the Securities of such series.

All things necessary to make this Supplemental Indenture a valid agreement of the Company, and a valid amendment of and supplement to the Indenture, have been done.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of the series to be created hereby, as follows:

                               ARTICLE ONE

                    Definitions and Other Provisions
                         of General Application

Section 101.          Definitions
------------          -----------

(a)  For all purposes of this Supplemental Indenture:

(1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;
(2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture and, where so specified, to the Articles and Sections of the Indenture as supplemented by this Supplemental Indenture; and
(3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.

(b) For all purposes of the Indenture and this Supplemental Indenture, with respect to the Securities of the series created hereby, except as otherwise expressly provided or unless the context otherwise requires (Section references contained in the following definitions are to Sections of the Indenture as supplemented by this Supplemental Indenture unless otherwise specified):

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet of such Person in accordance with generally acceptable accounting principles.

     "Credit Facility" means the Company's $804.4 million credit facility dated as of March 20, 1996 with a group of banks and Citibank as agent, as such agreement is amended, modified, restated, extended, renewed, replaced or refinanced from time to time.

     "First Mortgage Bonds" means the securities and other indebtedness issued from time to time pursuant to the Company's Mortgage Trust Indenture dated as of October 1, 1937 and the supplemental indentures thereto.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instrument for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit, reimbursement agreements and support, "keep well" or similar agreement in respect thereof), of all or any part of any Indebtedness.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under any interest rate, currency or commodity swap agreement, interest rate, currency or commodity future agreement, interest rate cap or collar agreement, interest rate, currency or commodity hedge agreement, and any put, call or other agreement designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital ease Obligations of such Person or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations of such Person, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with generally acceptable accounting principles (provided, that any debt instrument issued by the Company or a Restricted Subsidiary in a TIPES Transaction shall be deemed Indebtedness of the Company regardless of its characterization on any such balance sheet), as well as an Indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, any Guarantees by such Person of any indebtedness of any other Person.

     "Initial Issuance Date" means June 30, 1998.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge, or adverse claim affecting title or resulting in a charge against real or personal property, or a security interest of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction).

     "Make Whole Premium" means with respect to any prepayment of such Note in circumstances requiring the payment of a Make Whole Premium, an amount equal to the excess of (a) the aggregate present value as of the date of such prepayment of the expected future cash flows of such Notes (for the avoidance of doubt, such amounts shall include all principal and interest payable with respect to such Note)(exclusive of interest accrued to the date of prepayment) that, but for such prepayment, would have been payable if such prepayment had not been made, all determined by discounting such amounts at a rate which is equal to the Treasury Rate plus 0.30% over (b) the aggregate principal amount of the Note to be prepaid. For purposes of any determination of the Make Whole Premium:

     "Treasury Rate" means at any time with respect to the Notes being prepaid
     (a) the yield reported on page C4 of the Bloomberg Financial
     Markets Service (or, if not available, any other nationally recognized trading screen reporting online intra day trading in United States government securities) at 11:00 A.M. (New York, New York time) for those actively traded United States government securities having a maturity rounded to the nearest month) corresponding to the remaining Weighted Average Life to Maturity of the Notes being prepaid or (b) in the event that no nationally recognized trading screen reporting online intra day trading in United States government securities is available, Treasury Rate shall mean the weekly average of the yield to maturity on the United States Treasury obligations with a constant maturity (as compiled by and published in the most recent published issue of the United States Federal Reserve Statistical Release designated H.15(519) or its successor publication) most nearly equal to (by rounding to the nearest month) the Weighted Average Life to Maturity of the Notes being prepaid.

     "Medium Term Notes" means the unsecured variable rate notes issued pursuant to an indenture between the Company and IBJ Schroder Bank & Trust Company, as trustee.

     "Non-Recourse Debt" means Indebtedness (a) as to which neither the Company nor any of its Restricted Subsidiaries (a) provide credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitute the lender; and (ii) no default with respect to which would permit (upon notice, lapse of time or both) any Holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

     "Note" or "Notes" means the Company's 8-7/8% Senior Notes due 2007, issued pursuant to an indenture, dated as of May 12, 2000 between the Company and The Bank of New York, as supplemented by this Supplemental Indenture, dated as of May 12, 2000.

     "Other Indebtedness" shall mean Senior Indebtedness incurred after the Initial Issuance Date, except (a) Permitted Refinancing Indebtedness with respect to First Mortgage Bonds issued and outstanding at the closing on the Initial Issuance Date; (b) Permitted Refinancing Indebtedness with respect to the Credit Facility; and (c) Indebtedness under the Securitization Transaction and the Receivables Financing and any Permitted Refinancing Indebtedness with respect thereto.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, extend, refinance, replace (including the replacement at any time following their stated maturity of First Mortgage Bonds or Senior Notes that are repaid at maturity, or the replacement at any time following its stated maturity of the Credit Facility or the Receivables Financing), defease or refund, in whole or in part, other Indebtedness of the Company or any of its Restricted Subsidiaries; provided, however, that (i) the principal amount of such Permitted Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended, refinanced, replaced, defeased or refunded (plus the amount of accrued interest and premiums (including premium paid on open market purchases), if any, thereon and the reasonable expenses incurred in connection therewith); (ii) Permitted Refinancing Indebtedness that it is incurred prior to the maturity of the Indebtedness that is renewing, extending, refinancing, replacing, defeasing or refunding must be on terms at least as favorable to the holders of Notes as those contained in the documentation governing the Indebtedness being renewed, extended, refinanced, replaced, defeased or refunded and: (a) if such Indebtedness has a final maturity date earlier than the final maturity date of the series of Senior Notes with the latest final maturity date, then such Permitted Refinancing Indebtedness must have a final maturity date the same as or later than the final maturity date of, and a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being renewed, extended, refinanced, replaced, defeased or refunded, and (b) if such Indebtedness has a final maturity date later than the final maturity date of the series of Senior Notes with the latest final maturity date, then such Permitted Refinancing Indebtedness must have a final maturity date the same as or later than the final maturity date of, and a Weighted Average Life to Maturity equal to or greater than the maturity of, the series of Senior Notes with the latest final maturity date; (iii) if the Indebtedness being renewed, extended, refinanced, replaced, defeased or refunded is subordinated in right of payment of the Senior Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Senior Notes on terms at least as favorable to the holders of Senior Notes as those contained in the documentation governing the Indebtedness being refinanced, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary (or, in the case of the Receivables Financing, the special purpose entity) that is the obligor on the Indebtedness being renewed, extended, refinanced, replaced, defeased or refunded.

     "PSC" means the New York State Public Service Commission, or any successor agency or other governmental entity performing the same function.

     "Restricted Subsidiary" of a Person means any Subsidiary of such a Person that is not an Unrestricted Subsidiary.

     "Securitization Transaction" means a transaction in which the Company, pursuant to authorization of the PSC, or other appropriate governmental authorizations, transfers rights or other property to a Person formed as a special purpose entity in conjunction with a financing based on the Company's right to collect a non-by passable wires or similar fees.

     "Senior Indebtedness" means any senior Indebtedness of the Company, including the First Mortgage Bonds, the Credit Facility, the Senior Notes and the Medium-Term Notes.

     "Senior Discount Notes" means the Company's 8.500% Senior Discount Notes due 2010, which were issued pursuant to the Indenture from the Company to IBJ Schroder Bank & Trust Company, dated June 30, 1998 (the "Senior Notes Indenture").

     "Senior Notes" means the Company's Senior Discount Notes, the Series A through G Senior Note issued under the Senior Notes Indenture and any other series of Senior Notes issued under the Senior Notes Indenture or any supplemental indenture thereto.

     "Series A Senior Notes" means the Company's 6.500% Series A Senior Notes due 1999, which were issued pursuant to the Senior Notes Indenture.

     "Series B Senior Notes" means the Company's 7.00% Series B Senior Notes due 2000, which were issued pursuant to the Senior Notes Indenture.

     "Series C Senior Notes" means the Company's 7.125% Series C Senior Notes due 2001, which were issued pursuant to the Senior Notes Indenture.

     "Series D Senior Notes" means the Company's 7.250% Series D Senior Notes due 2002, which were issued pursuant to the Senior Notes Indenture.

     "Series E Senior Notes" means the Company's 7.375% Series E Senior Notes due 2003, which were issued pursuant to the Senior Notes Indenture.

     "Series F Senior Notes" means the Company's 7.625% Series F Senior Notes due 2005, which were issued pursuant to the Senior Notes Indenture.

     "Series G Senior Notes" means the Company's 7.750% Series G Senior Notes due 2001, which were issued pursuant to the Senior Notes Indenture.

     "Subordinated Indebtedness" means Indebtedness of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or Guaranteed by the Company or its Restricted Subsidiaries) which is subordinate to the Notes in right of payment or rights upon liquidation of the Company, whether pursuant to the terms of the instrument creating or evidencing such Indebtedness or otherwise.

     "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

     "TIPES Transaction" means a financing transaction or transactions in which the Company establishes a trust or other pass-through entity whose common equity interests are owned by the Company or a Subsidiary and whose assets consist of debt securities of the Company or any Restricted Subsidiary for the purpose of issuing issue preferred interests in such trust or other entity to investors.

     "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that any such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (d) has not Guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors will be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date. The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if no Default or Event of Default would be in existence following such designation.

     "Weighted Average Life to Maturity" means, with respect to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

                                   ARTICLE TWO

                                 Security Forms

Section 201.    Form of Notes.
--------------  --------------

The Notes shall be in the form attached as Exhibit A to this Supplemental Indenture.

                                   ARTICLE THREE

                               The Series of Notes

Section 301.    Title and Terms.
------------    ----------------

There shall be a series of Securities designated as the "8-7/8% Senior Notes due 2007" of the Company. Their Stated Maturity shall be May 15, 2007, and they shall bear interest at the rate of 8-7/8 per annum from May 12, 2000.

Interest on the Securities will be payable semi-annually on May 15 and November 15 of each year, commencing November 15, 2000, until the principal thereof is made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

The aggregate principal amount of Securities which may be authenticated and delivered under this Supplemental Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture as supplemented by this Supplemental Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture.

The Place of Payment for the principal of (and premium, if any) and interest on the Notes shall be the office or agency of the Company in the City of New York, State of New York, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The Notes shall be redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' notice, in cash at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest through the redemption date plus the Make Whole Premium.

Two Officers of the Company shall sign the Notes for the Company by manual or facsimile signature. Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                                   ARTICLE FOUR

                  Modifications and Additions to the Indenture

Section 401.    Additional Covenant.
------------    --------------------

With respect to the Notes and solely for the benefit of the Notes, the following Section 1009 shall be added to the Indenture:

"Section 1009.  Limitation on Liens

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, secure with a Lien on the property or assets of the Company or such Restricted Subsidiary, Other Indebtedness or Subordinated Indebtedness without making, or causing such Restricted Subsidiary to make, effective provision for securing the Notes (i) in the case of a Lien Securing Other Indebtedness, on an equal and ratable basis with the Lien securing such Other Indebtedness and (ii) in the case of a Lien securing Subordinated Indebtedness, on a basis such that the Lien securing the Notes is senior in priority to the Lien securing such Subordinated Indebtedness, in each case until such time as such Other Indebtedness or Subordinated Indebtedness is no longer secured by a Lien."

Section 402.    Modification to Defeasance and Covenant
                Defeasance; Covenant Defeasance
                ---------------------------------------

With respect to the Notes, Section 1303 of the Indenture shall be substituted for the following:

"Section 1303.  Covenant Defeasance.

Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 801(3), Sections 1006 and 1009, and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to any of Section 801(3), Sections 1006 and 1009, and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)), and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby."

Section 403.    Modification of Supplemental Indentures;
                Supplemental Indentures Without Consent
                of the Holders
                ----------------------------------------

With respect to the Notes, Section 901(6) of the Indenture shall be substituted for the following:

"(6) to secure the Notes on an equal and ratable or senior basis with Other Indebtedness or Subordinated Indebtedness, respectively, as required by Section 1009 hereof;"

                                   ARTICLE FIVE

                                   Miscellaneous

Section 501.    Miscellaneous.
------------    -------------

(a) The Trustee accepts the trusts created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Supplemental Indenture.

(b) The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

(c) All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

(d) Each of the Company and the Trustee makes and reaffirms as of the date of execution of this Supplemental Indenture all of its respective representations, covenants and agreements set forth in the Indenture.

(e) All covenants and agreements in this Supplemental Indenture by the Company or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

(f) In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g) Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the series of Securities created hereby, any benefit or any legal or equitable right, remedy or claim under the Indenture.

(h) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as may be amended from time to time, that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

(i) This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law thereof.

(j) All amendments to the Indenture made hereby shall have effect only with respect to the series of Securities created hereby.

(k) All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

NIAGARA MOHAWK POWER CORPORATION


By:    /s/Arthur W. Roos
       ---------------------
Name:  Arthur W. Roos
Title: Vice President and Treasurer


THE BANK OF NEW YORK,
                As Trustee


By:     /s/Thomas C. Knight
        --------------------
Name:   Thomas C. Knight
Title:  Assistant Vice President